Exhibit 99.1

QuidelOrtho Reports Fourth Quarter and Full-Year 2025
Financial Results
― Delivered 6% Labs and 9% TRIAGE™ growth, as reported, and 240 bps of adjusted EBITDA margin expansion in FY25 ―
― Continued growth and margin expansion expected in FY26; free cash flow expected to improve by over $200 million ―

February 11, 2026

SAN DIEGO, CA — QuidelOrtho Corporation (Nasdaq: QDEL) (the “Company” or “QuidelOrtho”), a global leader of innovative in vitro diagnostics, today announced financial results for the fourth quarter and full-year ended December 28, 2025.

“In 2025, we transitioned from COVID-driven volatility to a more durable, diversified diagnostics business,” said Brian J. Blaser, President and Chief Executive Officer of QuidelOrtho. “Our Labs, Immunohematology and Cardiac businesses delivered consistent growth, while cost-savings initiatives drove meaningful margin expansion. As a result, we are well positioned to generate substantially stronger free cash flow in 2026, which we believe more accurately reflects the earnings power of our business.”

Key Fourth Quarter 2025 Results:
(all comparisons are to the prior year period)
•Total revenue was $724 million, as reported
•Non-respiratory revenue of $600 million; excluding Donor Screening1, non-respiratory revenue grew 7% in constant currency.
◦Labs revenue grew 8% as reported and 7% in constant currency.
•Respiratory revenue was $123 million, as reported, which declined 14% due to lower COVID-19 testing.
◦Flu revenue grew 6% both as reported and in constant currency.
•GAAP operating cash flow was $132 million; free cash flow2 was $87 million.
•GAAP net loss was $131 million; GAAP operating loss was $66 million; underlying business delivered adjusted EBITDA of $153 million.
•GAAP net loss margin was (18)%; GAAP operating margin was (9)%; adjusted EBITDA margin was 21%.
•GAAP diluted loss per share was $1.92; adjusted diluted earnings per share (“EPS”) was $0.46.
Key Full-Year 2025 Results:
(all comparisons are to the prior year)
•Total revenue was $2.73 billion, as reported
•Non-respiratory revenue of $2.33 billion; excluding Donor Screening1, non-respiratory revenue grew 5% in constant currency.
◦Labs revenue grew 6% both as reported and in constant currency.
•Respiratory revenue was $402 million, as reported, which declined by 20% due to lower COVID-19 testing.
◦Flu revenue grew 3% both as reported and in constant currency.
•GAAP operating expenses3 and non-GAAP operating expenses both decreased by 5%, driven by the Company’s cost-savings initiatives.
•GAAP operating cash flow was $105 million; free cash flow2 of $(77) million includes one-time investments in the Company’s ERP system conversion, which was completed in the third quarter of 2025.
•GAAP net loss was $1.13 billion; GAAP operating loss was $0.92 billion. FY 2025 GAAP results included a non-cash goodwill impairment charge of $701 million recorded in the third quarter of 2025 related to prior acquisition accounting; underlying business delivered adjusted EBITDA of $597 million.

1 The Company is in the process of winding down its U.S. Donor Screening portfolio.
² Free cash flow is defined as operating cash flow minus capital expenditures, including investments, net of proceeds from government assistance allocated to fixed assets.
3 Operating expenses is comprised of Selling, marketing and administrative and Research and development expenses.    1

•GAAP net loss margin was (41)%; GAAP operating margin was (34)%; adjusted EBITDA margin was 22%, a 240 basis point improvement.
•GAAP diluted loss per share was $16.69; adjusted diluted EPS was $2.12.

Full-year 2025 Results Summary

	FY 2025 Guidance	FY 2025 Actual	Results
Total revenues (reported)	$2.68–$2.74 billion	$2.73 billion	In range
Adjusted EBITDA	$585–$605 million	$597 million	In range
Adjusted EBITDA margin	22%	22%	Achieved
Adjusted diluted EPS	$2.00–$2.15	$2.12	In range

Full-year 2026 Financial Guidance

Based on its current business outlook, the Company is providing its fiscal year 2026 financial guidance, as follows:

	FY 2025 Actual	FY 2026 Guidance
Total revenues (reported)	$2.73 billion	$2.7 - $2.9 billion*
Adjusted EBITDA	$597 million	$630 – $670 million
Adjusted EBITDA margin	22%	23.3%
Adjusted diluted EPS	$2.12	$2.00 - $2.42
Free cash flow	$(77) million	$120 - $160 million

*Foreign currency exchange is expected to be neutral to full-year 2026 revenue based on currency rates as of January 25, 2026. Please see page 7 of the Fourth Quarter and Full-year 2025 Financial Results presentation on the “Investor Relations” page of the Company’s website for the full list of assumptions on which the Company’s current 2026 financial guidance is based.

A reconciliation of forward-looking non-GAAP measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS and free cash flow, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. We are not, without unreasonable effort, able to reliably predict the impact of impairment charges and related tax benefits, employee compensation costs and other adjustments. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results. In addition, the Company believes any such reconciliation would imply a degree of precision and certainty that could be confusing to investors. See "Forward-Looking Statements" and "Non-GAAP Financial Measures."

CFO Retirement and Transition

The Company announced that Joseph M. Busky, Chief Financial Officer, has decided to retire, effective June 30, 2026. The Company has begun a search to identify a successor. Mr. Busky will serve in an advisory role following his retirement to facilitate a smooth transition.

“Joe has been instrumental in strengthening our financial discipline and delivering $140 million in cost-savings by the end of 2025,” Blaser said. “With our financial strategy firmly in place and a strong team supporting the transition, we are confident in our ability to execute our 2026 priorities and maintain momentum.”

Conference Call Information

Following the release of financial results, QuidelOrtho will hold a conference call today beginning at 2:00 p.m. PT / 5:00 p.m. ET to discuss its financial results. Interested parties can access the call from the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at https://

ir.quidelortho.com. Presentation materials will also be posted to the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at the time of the call. Those unable to access the webcast may join the call via phone by dialing 833-470-1428 (domestic) or +1 929-526-1599 (international) and entering Conference ID number 690468.

A replay of the conference call will be available shortly after the event on the “Investor Relations” page of the Company’s website under the “Events & Presentations” section.

QuidelOrtho is dedicated to advancing diagnostics to power a healthier future. For more information, please visit quidelortho.com and follow QuidelOrtho on LinkedIn, Facebook and X.

About QuidelOrtho Corporation

With expertise spanning clinical chemistry, immunoassay, immunohematology and molecular testing, QuidelOrtho Corporation (Nasdaq: QDEL) is a leading global provider of diagnostic solutions, dedicated to advancing fast, accurate and reliable results that help improve patient outcomes – from the point of care to hospital, lab to clinic. Building on a legacy of innovation, QuidelOrtho works with healthcare providers to advance diagnostics that connect insights with solutions, defining a clearer path for informed decisions and better care.

QuidelOrtho and TRIAGE are trademarks of QuidelOrtho Corporation or its affiliates. All rights reserved.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are any statement contained herein that is not strictly historical, including, but not limited to, QuidelOrtho’s commercial and other strategic goals, financial guidance and related assumptions and other future financial condition and operating results, including growth expectations for 2026 and expected results of operations, financial position or cost-savings and operational improvement initiatives, and other future plans, objectives, strategies, expectations and intentions. Without limiting the foregoing, the words “may,” “will,” “could,” “would,” “should,” “might,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” “continue,” “aim,” “strive,” “seek” or similar words, expressions or the negative of such terms or other comparable terminology are intended to identify forward-looking statements. Such statements are based on the beliefs and expectations of QuidelOrtho’s management as of the date of this press release and are subject to significant known and unknown risks and uncertainties. Actual results or outcomes may differ significantly from those set forth or implied in the forward-looking statements. The following factors, among others, could cause actual results or outcomes to differ from those set forth or implied in the forward-looking statements: fluctuations in demand for QuidelOrtho’s non-respiratory and respiratory products; supply chain, production, logistics, distribution and labor disruptions and challenges; failure to acquire or complete the proposed acquisition of LEX Diagnostics on the anticipated timeline, or at all, including risks and uncertainties related to LEX Diagnostics’ ability to secure FDA clearance and satisfy closing conditions and provisions; inability to successfully identify, consummate or realize the anticipated benefits of strategic transactions, strategic restructurings, divestitures, spin-offs or discontinuances of certain business operations, or debt financings, on the anticipated timelines, or at all; delays in the development of or failures or delays in the receipt of approvals for new or enhanced products; failure of new products and services to be commercially viable or accepted, and other macroeconomic, geopolitical, market, business, competitive and/or regulatory factors affecting the business of QuidelOrtho generally, including those arising from the effects of announced or future or amended tariffs, trade policies, investigations and global trade relations, as well as those discussed in QuidelOrtho’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024 and subsequent reports filed with the Securities and Exchange Commission (the “Commission”), including under Part I, Item 1A, “Risk Factors” of the Form 10-K. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date of this press release. QuidelOrtho undertakes no obligation to update any of the forward-looking information or time-sensitive information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release contains financial measures that are considered non-GAAP financial measures under applicable rules and regulations of the Commission, including but not limited to “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted diluted EPS,” “constant currency non-respiratory revenue changes, excluding Donor Screening revenue,” “constant currency Labs revenue changes,” “constant currency Flu revenue changes,” “free cash flow,” “non-GAAP operating expenses” and other non-GAAP financial measures included in the reconciliation tables accompanying this press release. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures eliminate impacts of certain non-cash, unusual or other items that the Company does not consider indicative of its ongoing operating performance, and the Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. The Company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and reports filed with the Commission in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this press release.

Investor Contact:
Juliet Cunningham
Vice President, Investor Relations
IR@QuidelOrtho.com

Media Contact:
D. Nikki Wheeler
Senior Director, Corporate Communications
media@QuidelOrtho.com

QuidelOrtho
Consolidated Statements of Loss
(Unaudited)
(In millions except per share data)

	Three Months Ended		Fiscal Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Total revenues	$723.6	$707.8	$2,730.2	$2,782.9
Cost of sales, excluding amortization of intangibles	403.2	381.7	1,456.0	1,496.4
Selling, marketing and administrative	194.4	187.5	746.3	766.8
Research and development	45.8	47.3	186.2	218.7
Amortization of intangible assets	45.6	47.9	189.2	203.4
Restructuring, integration and other charges	29.0	36.9	263.6	127.2
Goodwill impairment charge	—	78.7	700.7	1,822.6
Asset impairment charge	—	—	9.7	56.9
Other operating expenses	71.9	28.2	97.7	51.8
Operating loss	(66.3)	(100.4)	(919.2)	(1,960.9)
Interest expense, net	51.0	40.6	177.6	163.5
Loss on extinguishment of debt	—	—	5.1	—
Other expense, net	(4.9)	(0.1)	5.8	7.1
Loss before income taxes	(112.4)	(140.9)	(1,107.7)	(2,131.5)
Provision for (benefit from) income taxes	18.3	37.5	24.1	(79.5)
Net loss	$(130.7)	$(178.4)	$(1,131.8)	$(2,052.0)
Basic loss per share	$(1.92)	$(2.65)	$(16.69)	$(30.54)
Diluted loss per share	$(1.92)	$(2.65)	$(16.69)	$(30.54)
Weighted-average shares outstanding - basic	68.0	67.3	67.8	67.2
Weighted-average shares outstanding - diluted	68.0	67.3	67.8	67.2

QuidelOrtho
Condensed Consolidated Balance Sheets
(Unaudited)
(In millions)

	December 28, 2025	December 29, 2024
ASSETS
Current assets:
Cash and cash equivalents	$169.8	$98.3
Accounts receivable, net	417.0	282.4
Inventories	577.6	533.7
Prepaid expenses and other current assets	250.5	262.4
Assets held for sale	32.4	42.1
Total current assets	1,447.3	1,218.9
Property, plant and equipment, net	1,358.3	1,380.2
Right-of-use assets	155.5	168.7
Goodwill	—	649.5
Intangible assets, net	2,563.8	2,735.6
Other assets	244.4	270.7
Total assets	$5,769.3	$6,423.6
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$279.4	$246.0
Accrued payroll and related expenses	120.3	116.9
Income tax payable	11.5	5.4
Current portion of borrowings	178.3	341.8
Other current liabilities	376.6	288.7
Total current liabilities	966.1	998.8
Operating lease liabilities	154.4	167.2
Long-term borrowings	2,471.9	2,141.3
Deferred tax liabilities	90.0	76.5
Other liabilities	166.4	55.3
Total liabilities	3,848.8	3,439.1
Total stockholders’ equity	1,920.5	2,984.5
Total liabilities and stockholders’ equity	$5,769.3	$6,423.6

QuidelOrtho
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In millions)

	Fiscal Year Ended
	December 28, 2025	December 29, 2024
Cash provided by operating activities	$105.2	$83.0
Cash used for investing activities	(192.7)	(149.9)
Cash provided by financing activities	155.8	48.8
Effect of exchange rates on cash	3.0	(2.9)
Net increase (decrease) in cash, cash equivalents and restricted cash	71.3	(21.0)
Cash, cash equivalents and restricted cash at beginning of period	98.5	119.5
Cash, cash equivalents and restricted cash at end of period	$169.8	$98.5

Reconciliation to amounts within the consolidated balance sheets:
Cash and cash equivalents	$169.8	$98.3
Restricted cash in Other assets	—	0.2
Cash, cash equivalents and restricted cash	$169.8	$98.5

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Adjusted Net Income
(In millions, except per share data; unaudited)

	Three Months Ended				Fiscal Year Ended
	December 28, 2025	Diluted EPS	December 29, 2024	Diluted EPS	December 28, 2025	Diluted EPS	December 29, 2024	Diluted EPS
Net loss	$(130.7)	$(1.92)	$(178.4)	$(2.65)	$(1,131.8)	$(16.69)	$(2,052.0)	$(30.54)
Adjustments:
Amortization of intangibles	45.6		47.9		189.2		203.4
Restructuring, integration and other charges	29.0		36.9		263.6		127.2
Goodwill impairment charge	—		78.7		700.7		1,822.6
Asset impairment charge	—		—		9.7		56.9
Loss on extinguishment of debt	—		—		5.1		—
Contract termination cost	65.0		—		65.0		—
Amortization of deferred cloud computing implementation costs	8.0		4.1		27.0		14.7
Incremental depreciation on PP&E fair value adjustment	4.7		8.3		20.4		35.1
Accelerated depreciation	1.3		—		3.8		—
EU medical device regulation transition costs	0.2		0.5		0.7		2.0
Asset write off	—		20.0		—		20.0
Loss on disposal	—		1.2		—		1.2
Legal accrual	—		—		9.4		—
Employee compensation charges	—		—		—		5.6
Prior Credit Agreement amendment fees	—		—		—		4.0
Gain on investments	(1.8)		(0.7)		(2.5)		(0.7)
Other adjustments	1.8		0.6		6.4		4.0
Income tax impact of adjustments	8.0		23.5		(22.8)		(119.0)
Adjusted net income	$31.1	$0.46	$42.6	$0.63	$143.9	$2.12	$125.0	$1.85
Weighted-average shares outstanding - diluted		68.3		67.6		68.0		67.4

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Non-GAAP Operating Expenses
(In millions, unaudited)

	Fiscal Year Ended December 28, 2025			Fiscal Year Ended December 29, 2024
	GAAP	Adjustments(a)	Non-GAAP	GAAP	Adjustments(a)	Non-GAAP
Selling, marketing and administrative	$746.3	$(36.8)	$709.5	$766.8	$(37.1)	$729.7
Research and development	186.2	(2.1)	184.1	218.7	(3.0)	215.7
Operating expenses	$932.5	$(38.9)	$893.6	$985.5	$(40.1)	$945.4

(a) Includes the following non-GAAP adjustments: amortization of deferred cloud computing implementation costs, incremental depreciation on PP&E fair value adjustment, EU medical device regulation transition costs, employee compensation charges and other adjustments.

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Adjusted EBITDA
(In millions, unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Net loss	$(130.7)	$(178.4)	$(1,131.8)	$(2,052.0)
Depreciation and amortization	112.5	109.3	442.0	453.4
Interest expense, net	51.0	40.6	177.6	163.5
Provision for (benefit from) income taxes	18.3	37.5	24.1	(79.5)
Restructuring, integration and other charges	29.0	36.9	263.6	127.2
Goodwill impairment charge	—	78.7	700.7	1,822.6
Asset impairment charge	—	—	9.7	56.9
Loss on extinguishment of debt	—	—	5.1	—
Contract termination cost	65.0	—	65.0	—
Amortization of deferred cloud computing implementation costs	8.0	4.1	27.0	14.7
EU medical device regulation transition costs	0.2	0.5	0.7	2.0
Asset write off	—	20.0	—	20.0
Loss on disposal	—	1.2	—	1.2
Legal accrual	—	—	9.4	—
Employee compensation charges	—	—	—	5.6
Prior Credit Agreement amendment fees	—	—	—	4.0
Gain on investments	(1.8)	(0.7)	(2.5)	(0.7)
Other adjustments	1.8	0.6	6.4	4.0
Adjusted EBITDA	$153.3	$150.3	$597.0	$542.9

Total revenues	723.6	707.8	2,730.2	2,782.9
Adjusted EBITDA margin	21.2%	21.2%	21.9%	19.5%

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Revenues by Business Unit and Region
(In millions, unaudited)

	Three Months Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Respiratory revenues	$123.3	$143.2	(13.9)%	0.3%	(14.2)%	(17.1)%	2.9%
Non-Respiratory revenues	600.3	564.6	6.3%	1.4%	4.9%	—%	4.9%
Total revenues	$723.6	$707.8	2.2%	1.1%	1.1%	(3.5)%	4.6%

	Three Months Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Labs	$389.2	$359.9	8.1%	1.1%	7.0%	(0.2)%	7.2%
Immunohematology	141.0	136.4	3.4%	2.2%	1.2%	—%	1.2%
Donor Screening	11.8	19.7	(40.1)%	0.6%	(40.7)%	—%	(40.7)%
Point of Care	173.1	185.0	(6.4)%	0.5%	(6.9)%	(13.6)%	6.7%
Molecular Diagnostics	8.5	6.8	25.0%	1.3%	23.7%	(5.8)%	29.5%
Total revenues	$723.6	$707.8	2.2%	1.1%	1.1%	(3.5)%	4.6%

	Three Months Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
North America	$390.1	$399.6	(2.4)%	—%	(2.4)%	(6.2)%	3.8%
EMEA	92.7	85.9	7.9%	8.5%	(0.6)%	(0.3)%	(0.3)%
China	91.7	86.9	5.5%	0.2%	5.3%	—%	5.3%
JPAC	75.9	75.4	0.7%	(3.1)%	3.8%	(0.1)%	3.9%
Latin America	73.2	60.0	22.0%	5.0%	17.0%	—%	17.0%
Total revenues	$723.6	$707.8	2.2%	1.1%	1.1%	(3.5)%	4.6%

(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Respiratory revenues	$402.1	$503.9	(20.2)%	0.1%	(20.3)%	(21.1)%	0.8%
Non-Respiratory revenues	2,328.1	2,279.0	2.2%	0.2%	2.0%	—%	2.0%
Total revenues	$2,730.2	$2,782.9	(1.9)%	0.2%	(2.1)%	(3.9)%	1.8%

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Labs	$1,505.7	$1,427.2	5.5%	(0.2)%	5.7%	(0.1)%	5.8%
Immunohematology	543.8	522.0	4.2%	1.0%	3.2%	—%	3.2%
Donor Screening	52.6	115.1	(54.3)%	0.1%	(54.4)%	—%	(54.4)%
Point of Care	601.6	694.6	(13.4)%	0.2%	(13.6)%	(15.1)%	1.5%
Molecular Diagnostics	26.5	24.0	10.4%	0.6%	9.8%	(4.7)%	14.5%
Total revenues	$2,730.2	$2,782.9	(1.9)%	0.2%	(2.1)%	(3.9)%	1.8%

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
North America	$1,488.9	$1,619.8	(8.1)%	0.1%	(8.2)%	(6.1)%	(2.1)%
EMEA	360.7	335.8	7.4%	4.0%	3.4%	(0.4)%	3.8%
China	334.7	325.0	3.0%	(0.2)%	3.2%	—%	3.2%
JPAC	293.0	279.4	4.9%	(1.1)%	6.0%	—%	6.0%
Latin America	252.9	222.9	13.5%	(3.9)%	17.4%	(0.6)%	18.0%
Total revenues	$2,730.2	$2,782.9	(1.9)%	0.2%	(2.1)%	(3.9)%	1.8%

(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Non-Respiratory Revenue excluding Donor Screening
(In millions, unaudited)

	Three Months Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)
Non-Respiratory revenues	$600.3	$564.6	6.3%	1.4%	4.9%
Donor Screening revenue	(11.8)	(19.7)
Total non-respiratory revenue, excluding Donor Screening	$588.5	$544.9	8.0%	1.4%	6.6%

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)
Non-Respiratory revenues	$2,328.1	$2,279.0	2.2%	0.2%	2.0%
Donor Screening revenue	(52.6)	(115.1)
Total non-respiratory revenue, excluding Donor Screening	$2,275.5	$2,163.9	5.2%	0.2%	5.0%

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Respiratory Revenue
(In millions, unaudited)

	Three Months Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)
Flu revenue	$80.7	$75.9	6.3%	—%	6.3%
COVID-19 revenue	20.4	43.5
All other	22.2	23.8
Total respiratory revenue	$123.3	$143.2	(13.9)%	0.3%	(14.2)%

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change	Currency Impact	Constant Currency (a)
Flu revenue	$254.6	$246.2	3.4%	—%	3.4%
COVID-19 revenue	80.2	184.9
All other	67.3	72.8
Total respiratory revenue	$402.1	$503.9	(20.2)%	0.1%	(20.3)%

(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Triage Growth
(In millions, unaudited)

	Fiscal Year Ended
	December 28, 2025	December 29, 2024	% Change
Triage revenue	$132.7	$121.8	8.9%
Other cardiac revenue	75.0	75.0
All other	393.9	497.8
Point of Care Revenue	$601.6	$694.6	(13.4)%

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Free Cash Flow
(In millions, unaudited)

	Three Months Ended	Fiscal Year Ended
	December 28, 2025	December 28, 2025
Net cash provided by operating activities	$131.9	$105.2
Less:
Acquisitions of property, plant, equipment, investments and intangibles	45.3	188.2
Proceeds from government assistance allocated to fixed assets	—	(6.5)
Free cash flow	$86.6	$(76.5)